FELLOW SHAREHOLDERS:
                                                              November 24, 1999

THE YEAR IN REVIEW


       As 1999 draws to a close, investors may look back on this decade as one of remarkable opportunity. From January 1, 1990 through October 31, 1999, the value of the U.S. stock market rose nearly 393%, as measured by the S&P 500. The current economic boom has lasted 101 months, one month short of the record for this century. And the lengthy economic expansion, combined with relatively low interest rates and low inflation, has contributed to an unprecedented four consecutive years of 20%-plus returns for stock investors, with few significant corrections along the way.

       The last two years have seen an increase in day-to-day volatility, more in line with longer term norms. This trend continued in 1999, driven by concerns over the stability of global financial systems and the shorter term outlook for U.S. interest rates.

       Year to date, 1999 has again generated double-digit returns for stock investors, with the S&P 500 up 12.03% from January through the end of October. Strong economic growth - a 3.7% rise in GDP in the first quarter - contributed to the Dow Jones Industrial Average's push above all records to close above 10,000 in March. From May to July, the Dow traded in the 11,000 range before falling back on fears of higher interest rates and concerns that stocks had become overvalued. During the second quarter, concerns about potential inflation increased as unemployment remained at its lowest levels since 1970. While core inflation remained in the 2% range, oil prices began rising early in the year and had nearly doubled by July. This was largely a political rather than a true supply/demand effect and has not had a broad effect on market prices, yet it bears watching in coming months.

       Concerns about potential increases in core inflation led the Federal Reserve to adopt a tightening bias during the second quarter. In the following months, the Federal Open-Market Committee twice raised short-term interest rates to forestall potential increases in inflation. In the bond markets higher interest rates pushed prices lower, particularly at the short and long ends of the maturity spectrum.

       In this environment, market gains in the first quarter of 1999 were led by the large-cap, blue-chip growth companies, as investors sought a sense of security in the wake of 1998's Asian currency crisis and Russian debt default. As recovery in Asia became more certain, the second quarter saw a resurgence of interest in smaller-cap issues. Small-cap value stocks turned in the best results and large-cap growth stocks turned in the worst.

       The third quarter of 1999 saw an overall decline in domestic stocks. The S&P 500 fell 6.25%, while the S&P MidCap 400 Index dropped 8.40%. Small-capitalization stocks, as measured by the Russell 2000 Growth Index, fared slightly better, falling 4.91% during the same quarter. Overall, growth stocks again outperformed value stocks. Factors affecting the market's performance in the third quarter included the potential impact on earnings of technology companies from the earthquake in Taiwan and continued uncertainty about interest rates. Entering the fourth quarter, there were gains in October with the S&P 500 returning 6.33%, led by a recovery in technology stocks. The technology-laden Nasdaq 100 rose 9.54% for the month.


PORTFOLIO MATTERS

       By maintaining a focus on bottom-up stock selection in a market environment that evidenced clear biases toward certain segments of the market, the Fund outperformed its benchmark. During the 12 months ended October 31, 1999, Spectra Fund gained 62.66% compared to the S&P 500's rise of 25.67%. The Fund's all-cap approach (investing in small-, mid- and large-capitalization stocks) contributed to its strong performance as investors focused first on large-cap stocks early in the year and then favored smaller issues after the first quarter of 1999. The Fund's substantial holdings in carefully selected Internet, technology, communications, and retail stocks helped it to post significantly stronger results than its benchmark index. Technology stocks benefited from increased capital spending on new technology by corporations. The consumer and retail sectors were positively affected by continued low employment and strong economic growth.


LOOKING AHEAD

       The Spectra Fund is managed to pursue its investment objective by applying an investment philosophy which we at Fred Alger Management believe will serve investors well as we enter the next millennium. Changing demographics, new technologies, and ever-increasing sophistication in the financial markets will create new opportunities in the decades to come. Through rigorous fundamental research, coupled with advanced analytic capabilities, we will continue to seek out companies that offer investors the potential for superior returns.



       Respectfully submitted,


       /s/ DAVID D. ALGER
       -----------------------
       David D. Alger
       President

--------------------------------------------------------------------------------
SPECTRA FUND PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1999 (UNAUDITED)
$10,000 HYPOTHETICAL INVESTMENT FROM JULY 1, 1989 TO OCTOBER 31, 1999
--------------------------------------------------------------------------------
[The following table represents a chart in the printed piece]

         Spectra Fund     S&P 500 Index
7/1/89       10000             10000
6/30/90      12476             11649
6/30/91      14426             12511
6/30/92      16106             14191
6/30/93      19917             16125
6/30/94      23408             16352
10/31/94     25732             17536
10/31/95     40585             22174
10/31/96     45730             27516
10/31/97     57826             36354
10/31/98     67623             44346
10/31/99    109997             55729


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund and the S & P 500 Index on July 1, 1989. During the period from July 1, 1989 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for both Spectra Fund and the S & P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra changed its fiscal year end from June 30 to October 31.


        Performance Comparison AS OF OCTOBER 31, 1999
                                  Average Annual Returns
                           1             5          10
                          Year         Years       Years
              -----------------------------------------
   Spectra Fund            62.66%     33.71%      25.93%
   S & P 500 Index         25.67%     26.02%      17.82%
  -----------------------------------------------------------------------------


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT MARKET VALUE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SPECTRA FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  SHARES                                                      VALUE
----------   COMMON STOCKS-97.4%                         --------------
             ADVERTISING-1.0%
 61,700      Omnicom Group Inc. ......................   $ 5,429,600
                                                         -----------
             AEROSPACE-1.7%
163,150      Allied Signal Inc. ......................     9,289,353
                                                         -----------
             BIO-TECHNOLOGY-1.8%
122,400      Amgen Inc.* .............................     9,761,400
                                                         -----------
             BROADCASTING-3.9%
 95,000      Cablevision Systems Corp. Cl. A. ........     6,418,439
187,428      Clear Channel Communications Inc.*.......    15,064,526
                                                         -----------
                                                          21,482,965
                                                         -----------
             BUSINESS SERVICES-2.2%
 34,200      Ariba Inc.* .............................     5,301,000
239,200      IMS Health Inc. .........................     6,936,800
                                                         -----------
                                                          12,237,800
                                                         -----------
             COMMUNICATION
             EQUIPMENT-8.1%
251,700      Cisco Systems, Inc.* ....................    18,625,800
 26,900      JDS Uniphase Corp.* .....................     4,488,937
165,900      Motorola, Inc. ..........................    16,164,881
 40,800      SDL Inc.* ...............................     5,031,150
  1,100      Sycamore Networks Inc.* .................       236,500
                                                         -----------
                                                          44,547,268
                                                         -----------
             COMMUNICATIONS-18.7%
217,300      America Online Inc.* ....................    28,181,094
 59,798      At Home Corp. Series A.* ................     2,234,950
335,900      Comcast Corp. Cl. A. Special ............    14,149,788
129,900      COX Communications Inc. Cl. A.* .........     5,902,331
170,400      Global Telesystems Group Inc.* ..........     4,078,950
163,000      MCI Worldcom Inc.* ......................    13,987,438
104,000      McLeodUSA Inc. Cl. A.* ..................     4,641,000
118,900      Nextel Communications Inc. Cl. A.* ......    10,247,695
 28,300      Qualcomm Inc.* ..........................     6,303,825
 43,200      RealNetworks Inc.* ......................     4,738,500
 39,700      Rhythms NetConnections Inc.* ............     1,158,744
 48,700      Sprint Corp. ............................     3,619,019
 37,200      Sprint Corp. PCS Series 1* ..............     3,085,275
                                                         -----------
                                                         102,328,609
                                                         -----------
             COMPUTER RELATED &
             BUSINESS EQUIPMENT-5.4%
267,300      Dell Computer Corp.* ....................    10,725,413
178,100      Sun Microsystems Inc.* ..................    18,845,207
                                                         -----------
                                                          29,570,620
                                                         -----------



  SHARES                                                       VALUE
----------   COMMON STOCKS-(CONTINUED)                     -------------
             COMPUTER SERVICES-11.6%
110,300      CNET Inc.* ................................   $5,204,781
150,100      eBay Inc.* ................................   20,282,263
197,100      Exodus Communications, Inc.* ..............   16,950,600
119,921      Yahoo Inc.* ...............................   21,473,354
                                                           ----------
                                                           63,910,998
                                                           ----------
             COMPUTER SOFTWARE-5.2%
 36,500      BMC Software Inc.* ........................    2,342,844
271,400      Microsoft Corporation* ....................   25,121,464
 42,000      NetScout Systems Inc.* ....................      861,000
                                                           ----------
                                                           28,325,308
                                                           ----------
             CONGLOMERATE-2.6%
355,764      Tyco International Ltd. ...................   14,208,324
                                                           ----------
             ENERGY & ENERGY
             SERVICES-3.3%
 49,000      Calpine Corp.* ............................    2,823,625
120,800      EOG Resources Inc. ........................    2,514,150
242,300      Halliburton Co. ...........................    9,131,682
161,000      Nabors Industries Inc.* ...................    3,652,686
                                                           ----------
                                                           18,122,143
                                                           ----------
             FINANCIAL SERVICES-3.3%
223,000      Citigroup Inc. ............................   12,069,875
 55,100      Morgan Stanley Dean Witter & Co. ..........    6,078,219
                                                           ----------
                                                           18,148,094
                                                           ----------
             OIL & GAS-.4%
 63,700      B.J. Services Company* ....................    2,185,705
                                                           ----------
             PHARMACEUTICALS-.4%
 29,350      Bristol Myers Squibb Co. ..................    2,254,447
                                                           ----------
             RETAILING-8.4%
149,400      Amazon.com Inc.* ..........................   10,551,375
 84,500      Best Buy Company Inc.* ....................    4,695,031
 59,400      Costco Wholesale Corp.* ...................    4,770,563
211,900      Home Depot, Inc. ..........................   15,998,450
180,700      Wal-Mart Stores Inc. ......................   10,243,431
                                                           ----------
                                                           46,258,850
                                                           ----------
             SEMICONDUCTORS-14.2%
181,700      Altera Corporation* .......................    8,835,164
 36,400      Broadcom Corp Cl. A.* .....................    4,652,375
 69,000      Conexant Systems Inc.* ....................    6,442,875
132,400      Intel Corp. ...............................   10,252,725
109,400      Linear Technology Corporation .............    7,651,163
187,800      Micron Technology Inc.* ...................   13,392,487
116,600      Texas Instruments, Incorporated ...........   10,464,850
208,200      Xilinx, Inc.* .............................   16,369,725
                                                           ----------
                                                           78,061,364
                                                           ----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CON'T)
OCTOBER 31, 1999

  SHARES                                          VALUE
---------- COMMON STOCKS-(CONTINUED)         --------------
           SEMICONDUCTOR
           CAPITAL EQUIPMENT-5.2%
 163,100   Applied Materials Inc.* .........  $ 14,648,419
  80,800   ASM Lithography Holding NV* .....     5,868,100
 203,200   Teradyne, Inc.* .................     7,823,200
                                              ------------
                                                28,339,719
                                              ------------
           Total Common Stocks
            (Cost $405,883,422) ............   534,462,567
                                              ------------

  SHARES                                         VALUE
---------- PREFERRED STOCK-.6%             ---------------
           COMMUNICATION
           EQUIPMENT
  28,300   Nokia Corporation, ADR
           (Cost $2,024,317) .............   $  3,270,419
                                             ------------
  PRINCIPAL
    AMOUNT
-------------    SHORT-TERM CORPORATE NOTES-.2%
 $1,200,000   Holland Limited Securitization Inc.,
              5.38%, 11/19/99 (a)
              (Cost $1,196,771).............    1,196,771
                                             ------------
Total Investments
 (Cost $409,104,510)(b)..............  98.2%   538,929,757
Other Assets in Excess
  of Liabilities ........ ............  1.8      9,725,801
                                      -----   ------------
Net Assets .......................    100.0% $ 548,655,558
                                      =====  =============

--------
* Non-income producing security.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

(b) At October 31, 1999, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $409,104,510, amounted to $129,825,247 which consisted of aggregate gross unrealized appreciation of $136,646,648 and aggregate gross unrealized depreciation of $6,821,401.


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999


ASSETS:
 Investments in securities, at value (cost $409,104,510), see accompanying
  schedule of investments ................................................                    $538,929,757
 Cash ....................................................................                       1,322,868
 Receivable for investment securities sold ...............................                       8,807,106
 Receivable for shares of beneficial interest sold .......................                      12,413,414
 Dividends receivable ....................................................                          49,783
 Prepaid expenses ........................................................                          37,438
                                                                                             -------------
   Total Assets ..........................................................                     561,560,366
LIABILITIES:
 Payable for investment securities purchased .............................    $10,672,949
 Payable for shares of beneficial interest redeemed ......................      1,327,004
 Investment advisory fees payable ........................................        645,095
 Shareholder servicing fees payable ......................................        107,514
 Trustees' fees payable ..................................................          2,695
 Accrued expenses ........................................................        149,551
                                                                              -----------
   Total Liabilities .....................................................                      12,904,808
                                                                                             -------------
NET ASSETS ...............................................................                    $548,655,558
                                                                                             =============
NET ASSETS CONSIST OF:
 Paid-in capital .........................................................                    $374,489,309
 Undistributed net investment income (accumulated loss) ..................                      (8,858,121)
 Undistributed net realized gain .........................................                      53,199,123
 Net unrealized appreciation .............................................                     129,825,247
                                                                                             -------------
NET ASSETS ...............................................................                    $548,655,558
                                                                                             =============
Shares of beneficial interest outstanding-Note 5 .........................                      51,009,172
                                                                                             =============
NET ASSET VALUE PER SHARE ................................................                    $      10.76
                                                                                             =============




                       See Notes to Financial Statements.
                                       6

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999


INVESTMENT INCOME:
 Income:
  Dividends .......................................................                     $    854,111
  Interest ........................................................                          387,362
                                                                                        ------------
   Total Income ...................................................                        1,241,473
 Expenses:
  Investment advisory fees-Note 2(a) ..............................   $ 5,716,197
  Shareholder servicing fees-Note 2(e) ............................       952,698
  Interest on line of credit utilized-Note 4 ......................        55,622
  Registration fees ...............................................        88,527
  Custodian and transfer agent fees ...............................        86,955
  Shareholder reports .............................................        68,325
  Professional fees ...............................................        36,385
  Trustees' fees ..................................................        28,069
  Miscellaneous ...................................................        11,436
                                                                      -----------
   Total Expenses .................................................                        7,044,214
                                                                                        ------------
NET INVESTMENT LOSS ...............................................                       (5,802,741)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments ..........................    54,227,221
 Net increase in unrealized appreciation of investments ...........   101,424,060
                                                                      -----------
   Net realized and unrealized gain (loss) on investments .........                      155,651,281
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .......................................................                     $149,848,540
                                                                                        ============


                       See Notes to Financial Statements.
                                       7

SPECTRA FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1999


Increase (decrease) in cash: Cash flows from operating activities:
 Dividends received ..................................................................    $      865,322
 Interest received ...................................................................           387,362
 Interest paid .......................................................................           (54,695)
 Operating expenses paid .............................................................        (6,434,714)
 Purchase of investment securities ...................................................      (573,281,566)
 Disposition of short-term securities, net ...........................................         1,250,352
 Proceeds from disposition of investment securities ..................................       384,224,831
 Other ...............................................................................           (29,552)
                                                                                          --------------
   Net cash used in operating activities .............................................      (193,072,660)
                                                                                          --------------
Cash flows from financing activities:
 Distributions paid ..................................................................        (1,341,765)
 Proceeds from shares sold and dividends reinvested ..................................       618,359,203
 Payments on shares redeemed .........................................................      (421,919,279)
 Decrease in bank loan payable .......................................................          (705,000)
                                                                                          --------------
   Net cash provided by financing activities .........................................       194,393,159
                                                                                          --------------
Net increase in cash .................................................................         1,320,499
Cash-beginning of year ...............................................................             2,369
                                                                                          --------------
Cash-end of year .....................................................................    $    1,322,868
                                                                                          ==============
Reconciliation of net increase in net assets to net cash used in operating activities:
 Net increase in net assets resulting from operations ................................    $  149,848,540
 Increase in investments .............................................................      (198,869,238)
 Decrease in dividends receivable ....................................................            11,211
 Decrease in receivable for investment securities sold ...............................         2,929,698
 Increase in payable for investment securities purchased .............................         8,133,157
 Net realized gain ...................................................................       (54,227,221)
 Net increase in unrealized appreciation .............................................      (101,424,060)
 Increase in accrued expenses and other liabilities ..................................           554,805
 Net increase in other assets ........................................................           (29,552)
                                                                                          --------------
   Net cash used in operating activities .............................................    $ (193,072,660)
                                                                                          ==============



                       See Notes to Financial Statements.
                                       8

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR
                                                                                       ENDED OCTOBER 31,
                                                                              -----------------------------------
                                                                                    1999               1998
                                                                              ----------------   ----------------
Net investment loss .......................................................     $ (5,802,741)      $ (1,800,513)
Net realized gain (loss) on investments ...................................       54,227,221           (200,328)
Net increase in unrealized appreciation of investments ....................      101,424,060         22,382,056
                                                                                ------------       ------------
   Net increase in net assets resulting from operations ...................      149,848,540         20,381,215
Distribution to shareholders:
 Net realized gains .......................................................       (1,341,765)          (742,430)
Net increase from shares of beneficial interest transactions-Note 5 .......      207,110,227         88,411,591
                                                                                ------------       ------------
   Total increase in net assets ...........................................      355,617,002        108,050,376
Net assets:
 Beginning of year ........................................................      193,038,556         84,988,180
                                                                                ------------       ------------
 End of year (including accumulated net investment losses of $8,858,121
  and $3,055,380, respectively) ...........................................     $548,655,558       $193,038,556
                                                                                ============       ============



                       See Notes to Financial Statements.
                                       9

SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year(i)



                                                     YEAR ENDED OCTOBER 31,
                                                --------------------------------
                                                      1999             1998
                                                ---------------- ---------------
Net asset value, beginning of year ............   $      6.65      $     5.74
                                                  -----------     -----------
Net investment loss ...........................        ( 0.07)         ( 0.02)
Net realized and unrealized gain on
 investments ..................................          4.22            0.98
                                                  -----------     -----------
Total from investment operations ..............          4.15            0.96
Distributions from net realized gains .........        ( 0.04)         ( 0.05)
                                                  -----------     -----------
Net asset value, end of year ..................   $     10.76      $     6.65
                                                  ===========     ===========
Total Return (iii) ............................         62.66%          16.94%
                                                  ===========     ===========
Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted) .............................   $   548,656      $  193,039
                                                  ===========     ===========
  Ratio of expenses excluding interest
   to average net assets ......................          1.83%           1.90%
                                                  ===========     ===========
  Ratio of expenses including interest
   to average net assets ......................          1.85%           1.96%
                                                  ===========     ===========
  Decrease reflected in above
   expense ratio due to expense
  reimbursements made pursuant to
  applicable state expense limits .............             -               -
                                                  ===========     ===========
  Ratio of net investment loss to
   average net assets .........................        ( 1.52%)        ( 1.24%)
                                                  ===========     ===========
  Portfolio Turnover Rate .....................        102.54%         190.74%
                                                  ===========     ===========
  Amount of debt outstanding at end
   of year ....................................             -      $  705,000
                                                  ===========     ===========
  Average amount of debt outstanding
   during the year ............................   $   986,981      $1,044,096
                                                  ===========     ===========
  Average daily number of shares
   outstanding during the year ................    40,946,839      22,865,292
                                                  ===========     ===========
  Average amount of debt per share
   during the year ............................   $      0.02      $     0.05
                                                  ===========     ===========



                                                              YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------
                                                       1997               1996            1995
                                                ------------------ ------------------ ------------
Net asset value, beginning of year ............    $     4.54         $     6.98        $   6.27
                                                   ----------         ----------        --------
Net investment loss ...........................        ( 0.06)(ii)        ( 0.08)(ii)     ( 0.17)
Net realized and unrealized gain on
 investments ..................................          1.26               0.41            2.41
                                                   ----------         ----------        --------
Total from investment operations ..............          1.20               0.33            2.24
Distributions from net realized gains .........             -             ( 2.77)         ( 1.53)
                                                   ----------         ----------        --------
Net asset value, end of year ..................    $     5.74         $     4.54        $   6.98
                                                   ==========         ==========        ========
Total Return (iii) ............................         26.45%             12.68%          57.72%
                                                   ==========         ==========        ========
Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted) .............................    $   84,988         $   11,485        $  5,374
                                                   ==========         ==========        ========
  Ratio of expenses excluding interest
   to average net assets ......................
  Ratio of expenses including interest
   to average net assets ......................          2.12%              2.55%           3.76%
                                                   ==========         ==========        ========
  Decrease reflected in above
   expense ratio due to expense
  reimbursements made pursuant to
  applicable state expense limits .............             -                .69%              -
                                                   ==========         ==========        ========
  Ratio of net investment loss to
   average net assets .........................        ( 1.06%)           ( 1.69%)        ( 3.05%)
                                                   ==========         ==========        ========
  Portfolio Turnover Rate .....................        133.98%            197.04%         207.25%
                                                   ==========         ==========        ========
  Amount of debt outstanding at end
   of year ....................................
  Average amount of debt outstanding
   during the year ............................
  Average daily number of shares
   outstanding during the year ................
  Average amount of debt per share
   during the year ............................

  (i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occured April 23, 1999.
 (ii) Amount was computed based on average shares outstanding during the period.

(iii) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.


                       See Notes to Financial Statements.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

            Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

            The  following  is a  summary  of  significant  accounting  policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1999, the Fund incurred fees of approximately $28,300 for services provided by Alger Services and reimbursed approximately $9,100 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the year ended October 31, 1999, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $504,630 in connection with securities transactions.

(d) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

            During the year ended October 31, 1999, purchases and sales of investment securities, excluding short-term securities, aggregated $581,414,723 and $381,301,847, respectively.

NOTE 4--LINES OF CREDIT:

            The Fund has both committed and uncommitted lines of credit with banks where it may borrow up to 1/3 of the value of its assets, as defined, up to a maximum of $55,000,000. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. Such borrowings have variable interest rates and are payable on demand. For the year ended October 31, 1999, the Fund had borrowings which averaged $986,981 at a weighted average interest rate of 5.56%.

NOTE 5--SHARE CAPITAL:

            The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. The transactions of shares of beneficial interest have been adjusted for the effect of a 3 for 1 stock split which occurred on April 23, 1999.

            During the year ended October 31, 1999, transactions of shares of beneficial interest were as follows:


                                     SHARES              AMOUNT
                                ----------------   -----------------
Shares sold .................      67,279,182         $629,131,687
Dividend reinvested .........         146,798            1,112,731
Shares redeemed .............     (45,430,801)        (423,134,191)
                                  -----------         ------------
Net increase ................      21,995,179         $207,110,227
                                  ===========         ============

            During the year ended October 31, 1998, transactions of shares of beneficial interest were as follows:

                                     SHARES             AMOUNT
                                 ----------------   ---------------
Shares sold ..................    28,482,297       $181,391,591
Dividends reinvested .........       107,703            583,746
Shares redeemed ..............   (14,394,474)       (93,563,746)
                                 -----------        ------------
Net increase .................    14,195,526        $88,411,591
                                 ===========        ============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Spectra Fund:

     We have audited the accompanying statement of assets and liabilities of Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                         ARTHUR ANDERSEN LLP



New York, New York
December 7, 1999

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



[GRAPHIC OMITTED]

1 World Trade Center
Suite 9333
New York, NY 10048
(800) 711-6141
www.spectrafund.com
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Fred M. Alger, CHAIRMAN
David D. Alger
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
--------------------------------------------------------------------------------
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, NJ 07302-9811
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.



SREP109


[GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                OCTOBER 31, 1999